SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2009


                                 Cox Radio, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     1-12187                 58-1620022
   -----------------            ---------------         ------------------
   (State or other               (Commission            (I.R.S. Employer
    jurisdiction of               File Number)           Identification No.)
    incorporation)



           6205 Peachtree Dunwoody Road
                 Atlanta, Georgia                              30328
 --------------------------------------------------        ------------
     (Address of principal executive offices)               (Zip Code)


                                 (678) 645-0000
                             -----------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2009, the Compensation Committee of the Board of Directors approved the accelerated vesting of all unvested restricted shares of Class A Common Stock granted to Richard A. Reis, Cox Radio's Group Vice President, from March 2004 through March 2007 under Cox Radio's Long-Term Incentive Plan (LTIP). In accordance with the terms of the LTIP, the effect of the Committee's action was to amend each award agreement to accelerate vesting of these awards. The purpose of amending these awards was to allow for withholding of shares to satisfy certain income tax consequences associated with the awards under the LTIP.





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                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COX RADIO, INC.


Date:  February 4, 2009                By: /s/ Charles L. Odom
                                           -----------------------------------
                                           Name:  Charles L. Odom
                                           Title: Chief Financial Officer